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                                                                   Exhibit 10(b)

                           BANK OF BOSTON CORPORATION
                             1986 Stock Option Plan
                     (As amended through February 13, 1995)

1.  Purpose.
    -------

     The purpose of the 1986 Stock Option Plan is to enable Bank of Boston Corporation to provide a special incentive to a limited number of key officers of the Corporation, the Bank and its other Subsidiaries who are in a position to have a significant effect upon the Corporation's business and earnings. In order to accomplish this purpose, the Plan authorizes the grant to such officers of options to purchase Common Stock and, in the case of the grant of Nonstatutory Stock Options (as hereinafter defined), the provision of cash payments as described in Section 6 and Section 10. Increased ownership of Common Stock will provide such key officers with an incentive to further the long-term interests of the Corporation.

2.  Definitions.
    -----------

     As used herein, the following words or terms have the meanings set forth below. The masculine gender is used throughout the Plan but is intended to apply to members of both sexes.

     2.1. "Bank" means The First National Bank of Boston, a national banking association.

     2.2. "Board of Directors" means the Board of Directors of the Corporation.

     2.3. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     2.4. "Committee" means the Compensation Committee of the Board of Directors.

     2.5.  "Common Stock" means the Common Stock of the Corporation.

     2.6. "Corporation" means Bank of Boston Corporation, a corporation established under the laws of the Commonwealth of Massachusetts.

     2.7. "Fair Market Value", in the case of a share of Common Stock on a particular day, means the closing price of the Common Stock for that day as reported in the "NYSE-Composite Transactions" section of the Eastern Edition of The Wall Street Journal, or if no prices are quoted for that day, for the
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last preceding day on which such prices of Common Stock are so quoted. In the event "NYSE-Composite Transactions" cease to be reported, the Committee shall adopt some other appropriate method for determining such Fair Market Value.

     2.8. "Guidelines" means the General Guidelines for interpreting and administering this Plan as approved from time to time by the Committee and adopted by the Board of Directors.

     2.9. "Incentive Stock Option" means a stock option which satisfies the requirements of section 422A(b) of the Code.

     2.10. "Nonstatutory Stock Option" means a stock option which does not qualify as an Incentive Stock Option.

     2.11. "Participant" means an individual holding a stock option or stock options granted to him under the Plan.

     2.12. "Plan" means the 1986 Stock Option Plan set forth herein.

     2.13. "Retirement" means termination of employment with the Corporation or any Subsidiary if such termination of employment constitutes normal retirement, early retirement, disability retirement or other retirement as provided for at the time of such termination of employment under the applicable retirement program then maintained by the Corporation or any Subsidiary, provided that the Participant does not continue in the employment of the Corporation or any Subsidiary.

     2.14. "Subsidiary" means a corporation or other entity in which the Corporation owns, directly or indirectly or has the power to vote or cause to be voted, stock or other ownership interests representing more than 50 percent or of the total combined voting power.

     2.15. "Tax Offset Payment" means a payment provided under Section 6 and
Section 10 of this Plan in respect of the exercise of a Nonstatutory Stock
Option.

3.  Administration.
    --------------

     3.1. The Plan shall be administered by the Committee. The members of the Committee shall not include any person who is at the time he exercises discretion in administering the Plan (or has been at any time within one year prior thereto) eligible to participate in the Plan or in any other plan of the
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                                      -3-

Corporation or any of its affiliates entitling participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates (as defined for purposes of Rule 16b-3 issued by the Securities and Exchange Commission).

     3.2. Subject to the provisions set forth herein, the Committee shall have full authority to determine the provisions of options granted under the Plan and the amount of Tax Offset Payments made in connection therewith, to interpret the terms of the Plan and of options granted under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan.

     3.3 Notwithstanding Section 3.2 and subject to the provisions set forth herein, the Board of Directors shall have full authority to determine the provisions of options granted under the Plan to the President, Chairman, any Vice Chairman and any other officer or officers that the Board of Directors, upon recommendation of the Committee, shall approve and the amount of Tax Offset Payments made in connection therewith. The grant of such options and Tax Offset Payments, if any, shall be approved by the disinterested Directors, as defined for purposes of Rule 16b-3 issued by the Securities and Exchange Commission.

     3.4. The decision of the Committee or the Board of Directors on any matter as to which the Committee or the Board of Directors is given authority under subsections 3.2 and 3.3 above shall be final and binding on all persons concerned.

     3.5. Nothing in the Plan shall be deemed to give any officer or employee, or his legal representatives or assigns, any right to participate in the Plan, except to such extent, if any, as the Committee or the Board of Directors may have determined or approved pursuant to the provisions of the Plan.

4.  Shares Subject to the Plan.
    --------------------------

     4.1. The maximum number of shares of Common Stock which may be delivered upon the exercise of options granted under the Plan shall be 600,000, subject to adjustment in accordance with the
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                                      -4-

provisions of Section 11.

     4.2. If any option granted under the Plan terminates without having been exercised in full (including an option which terminates by agreement between the Corporation and the Participant), the number of shares of Common Stock as to which such option has not been exercised prior to termination shall be available for future grants within the limits set forth in subsection 4.1.

     4.3. Shares of Common Stock delivered upon the exercise of options shall consist of shares of authorized and unissued Common Stock, except that the Board of Directors may from time to time in its discretion determine in any case that the shares to be so delivered shall consist of shares of authorized and issued Common Stock reacquired by the Corporation and held in its Treasury. No fractional shares of Common Stock shall be delivered upon the exercise of an option.

5.  Eligibility for Options.
    -----------------------

     Employees eligible to receive options under the Plan shall be those officers of the Corporation, the Bank and the Corporation's other Subsidiaries who, in the opinion of the Committee or the Board of Directors, are in a position to have a significant effect upon the Corporation's business and consolidated earnings.

6.  Tax Offset Payments.
    -------------------

     In the case of a Nonstatutory Stock Option, the Committee or the Board of Directors, as the case may be, may, in accordance with procedures established by the Committee, provide for payment in cash, in connection with the exercise of the option, of an amount measured by reference to the difference between the option exercise price and the Fair Market Value of the Common Stock subject to the option determined at the time of exercise or at a later date, as more fully described in Section 10.

7.  Eligibility of Tax Offset Payments.
    ----------------------------------

     Eligibility to receive Tax Offset Payments under the Plan shall be limited to (i) officers to whom Nonstatutory Stock Options are or have been granted under this Plan and (ii) the person or persons entitled to exercise such options after the death of such officers.
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                                      -5-


8.  Grant of Options and Associated Tax Offset Payments.
    ---------------------------------------------------

     8.1. From time to time while the Plan is in effect the Committee or the Board of Directors pursuant to Section 3.3, may, in the absolute discretion of each, select from among the persons eligible to receive options (including persons to whom options were previously granted) those persons to whom options are to be granted. It is contemplated that, in general, options will be granted not more than once in a calendar year and that, in general, provisions for Tax Offset Payments in respect of the exercise of Nonstatutory Stock Options if made at all, will be made at the time such options are granted. However, the Committee or the Board of Directors, as the case may be, may in the discretion of each determine that because of special circumstances options or rights of Tax Offset Payments are to be granted, at any time fixed by the Committee or the Board of Directors, to one or more persons eligible to receive options or Tax Offset Payments under the Plan.

     8.2. The Committee or the Board of Directors, as the case may be, shall, in the absolute discretion of each, determine the number of shares of Common Stock to be subject to each option granted by it under the Plan and, subject to the limitations of subsection 10.1, the calculation to be made under Section 10 in determining the amount of any Tax Offset Payment made under the Plan.

     8.3. No option may be granted under the Plan after January 23, 1996, but options theretofore granted may extend beyond that date. No right to a Tax Offset Payment may be granted later than the date on which the option to which the Tax Offset Payment pertains is exercised. The right to a Tax Offset Payment shall expire upon the expiration or forfeiture of the related option.

9.  Provisions of Options.
    ---------------------

     9.1  Incentive Stock Options or Nonstatutory Stock Options.  Options
          -----------------------------------------------------
granted under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options, as the Committee or the Board of Directors, as the case may be, shall determine at the time of each grant of options hereunder. It is contemplated that the options granted under the Plan will to the extent possible, but subject to the discretion of the Committee or the Board of Directors, as the case may be, qualify as Incentive Stock Options.
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                                      -6-

     9.2.  Stock Option Certificates or Agreements.  Options granted under
           ---------------------------------------
the Plan shall be evidenced by certificates or agreements in such form as the Committee or the Board of Directors, as the case may be, shall from time to time approve. Such certificates or agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Committee or the Board of Directors shall deem advisable. In the case of options intended to qualify as Incentive Stock Options, the certificates or agreements shall contain such provisions relating to exercise and other matters as are required of Incentive Stock Options under the Code. Where provision is made for a Tax Offset Payment upon exercise of an option, the option certificate or agreement shall also contain such provisions pertaining to such Tax Offset Payment, not inconsistent with the terms and conditions of the Plan, as the Committee or the Board of Directors shall deem advisable.

     9.3.  Terms and Conditions.  All options granted under the Plan shall
           --------------------
be subject to the following terms and conditions to the extent applicable and to such other terms and conditions not inconsistent therewith as the Committee or the Board of Directors shall determine.

           9.3.1.  Option Price.  The option price per share of Common Stock,
                   ------------
     with respect to each option, shall not be less than the Fair Market Value per share at the time the option is granted.

           9.3.2.  Number of Shares of Common Stock Subject to Incentive Stock
                   -----------------------------------------------------------
     Options.  In the case of an option intended to qualify as an Incentive
     -------
     Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options granted after December 31, 1986 are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section
     9.3.2 shall be construed and applied in accordance with Section 422A (b)(7) of the Code and the regulations, if any, promulgated thereunder.

           9.3.3.  Period of Options.  An option shall be exercisable during
                   -----------------
     such period of time as the Committee or the Board of Directors may specify (subject to subsection 9.4 below), but not
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                                      -7-

     after the expiration of ten years from the date the option is granted.

           9.3.4.   Exercise of Options.
                    -------------------

               9.3.4.1. Each option shall be made exercisable at such time or times as the Committee or the Board of Directors shall determine, but in all events, subject to the provisions of Section 9.3.2. It is contemplated that the Committee or the Board of Directors will normally provide that the right to exercise an option will accrue immediately with respect to 25 percent of the number of shares of Common Stock subject to the option and that the right to exercise the option with respect to the balance of the shares subject thereto will accrue in substantially equal installments on the first three anniversaries of the date of grant. However, the Committee or the Board of Directors may in any case provide that the option will be exercisable immediately with respect to all the shares of Common Stock subject to the option or that the right to exercise the option will accrue in different installments and at different times from those set forth above, if in the opinion of the Committee or the Board of Directors such provisions are appropriate taking into account the age of the Participant and other relevant circumstances. In the case of an option made exercisable in installments, the Committee or the Board of Directors may later determine to accelerate the time at which one or more of such installments may be exercised.

               9.3.4.2. Notwithstanding the provisions of paragraph 9.3.4.1, if any person is entitled to receive a Tax Offset Payment in connection with the exercise of a Nonstatutory Stock Option, the option shall not be exercisable prior to the expiration of six months from the date on which the right to such Tax Offset Payment was granted.

               9.3.4.3. Any exercise of an option shall be in writing signed by the proper person and delivered or mailed to the Secretary of the Committee, accompanied by the option certificate or agreement and payment in full for the number of shares in respect of which the option is exercised.
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               9.3.4.4.  In the event an option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the option has been transferred by the Participant's will or the applicable laws of descent and distribution, the Corporation shall be under no obligation to deliver stock thereunder or make any Tax Offset Payment in respect thereof unless and until the Corporation is satisfied that the person or persons exercising the option is or are the duly appointed executor or administrator of the deceased Participant or the person or persons to whom the option has been transferred by the Participant's will or by the applicable laws of descent and distribution.

           9.3.5.  Payment for and Delivery of Stock.  The shares of stock
                   ---------------------------------
     purchased on any exercise of an option granted hereunder shall be paid for in full in cash or, if permitted by the Committee or the Board of Directors, in shares of unencumbered Common Stock at the time of such exercise. A Participant shall have the rights of a shareholder only as to stock actually issued to him.

           9.3.6.  Listing of Stock, Withholding and Other Legal Requirements.
                   ----------------------------------------------------------
     The Corporation shall not be obligated to deliver any stock until all federal and state laws and regulations which the Corporation may deem applicable have been complied with, nor, in the event the outstanding Common Stock is at the time listed upon any stock exchange, until the stock to be delivered has been listed or authorized to be added to the list upon official notice of issuance to such exchange. Without limiting the generality of the foregoing, the Committee or the Board of Directors shall require, on such terms as it deems necessary, that the Participant pay to the Corporation, or make other satisfactory provision for the payment of, any federal, state or local taxes required by law to be withheld in respect of the exercise of any option or the receipt of any Tax Offset Payment. In the Committee's or the Board's discretion, a Participant may elect to satisfy all or a portion of his or her federal, state and local tax withholding requirements or liability, up to the amount calculated by applying the Participant's maximum marginal tax rate, by having shares of
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                                      -9-

     Common Stock withheld from the shares otherwise issuable upon the exercise of an option, or by delivering to the Corporation previously owned shares of Common Stock, valued at their Fair Market Value on the date that withholding taxes are determined. In addition, if the shares of stock subject to any option have not been registered in accordance with the Securities Act of 1933, as amended, the Corporation may require the person or persons who wishes or wish to exercise such option to make such representation or agreement with respect to the sale of stock acquired on exercise of the option as will be sufficient, in the opinion of the Corporation's General Counsel, to avoid violation of said Act.

           9.3.7.  Non-transferability of Options.  No option may be transferred
                   ------------------------------
     by the Participant otherwise than by will or by the laws of descent and distribution, and during the Participant's lifetime the option may be exercised only by him.

           9.3.8.  Death During Employment.  If a Participant dies during
                   -----------------------
     employment after attaining age 62 and at a time when he is entitled to exercise an option, then at any time or times within three years after death (or such greater or lesser period after death as may be specified in the certificate or agreement evidencing the option) such option may be exercised in part or in full as to all of the shares subject to the option, subject to the provisions of Section 9.3.2. If a Participant dies during employment prior to attaining age 62 and at a time when he is entitled to exercise an option, then at any time or times within one year after death (or such greater or lesser period after death as may be specified in the certificate or agreement evidencing the option) such option may be exercised, but only as to any or all of those shares which the Participant was entitled to purchase immediately prior to his death. In either case, options exercisable after death may be exercised by the executor or administrator of the deceased Participant or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and except as so exercised shall expire at the end of the
     specified post-death exercise period.   In no event, however, may any
     option granted under the Plan be exercised after the expiration of ten years from the date the option was granted or, if the option exercise period
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                                     -10-

     established at time of grant was less than ten years, then after the expiration of such shorter period.

           9.3.9.   Retirement. In the event of a Participant's Retirement at a
                    ----------
     time when he is entitled to exercise an option, then at any time or times within the period determined under (a) or (b) below, whichever is applicable, such option may be exercised as follows:

               (a) In the case of Retirement after attaining age 62, then within three years after Retirement (or such greater or lesser period after Retirement as may be specified in the certificate or agreement evidencing the option) the Participant may exercise such option in full or in part as to all of the shares subject to the option, subject to the provisions of Section 9.3.2. If the Participant dies within this three-year (or other specified) post-retirement exercise period, his option may be exercised, by his executor or administrator or the person or persons to whom the option is transferred by the laws of descent and distribution, to the same extent as if the deceased Participant had survived, during a period equal to the greater of one year from the date of his death or the remainder of such three-year or other specified post-Retirement exercise period.

               (b) In the case of Retirement prior to attaining age 62, then within six months after Retirement (or such greater or lesser period after Retirement as may be specified in the certificate or agreement evidencing the option) the Participant may exercise such option only as to those shares which he was entitled to purchase immediately prior to his Retirement. If the Participant dies within this six-month (or other specified) post-Retirement exercise period, his option may be exercised by his executor or administrator or the person or persons to whom the option is transferred by the laws of descent and distribution, to the same extent as if the deceased Participant had survived, during the greater of one year from the date of his death or, if a post-Retirement exercise period greater than one year was specified in the option certificate or agreement, the remainder of such longer period.
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                                     -11-

Except as exercised within the applicable period described above, each option shall expire at the end of such period. In no event, however, may any option granted under the Plan be exercised after the expiration of ten years from the date the option was granted or, if the option exercise period established at time of grant was less than ten years, then after the expiration of such shorter period.

           9.3.10.  Other Termination of Employment.  If the employment of a
                    -------------------------------
     Participant terminates for any reason other than his death or Retirement, all options held by the Participant shall thereupon expire subject to the following provisions:

               (a) If termination of employment occurs by the voluntary act of the Participant, then at any time or times within three months after such termination of employment (but not after the expiration of ten years from the date the option was granted or, if the option exercise period established at time of grant was less than ten years, then after the expiration of such shorter period), the Participant may exercise such option as to all or any of the shares which he was entitled to purchase thereunder immediately prior to such termination of employment, and except as so exercised such option shall expire at the end of such period of three months; and

               (b) If termination of employment does not occur by the voluntary act of the Participant, such option may be exercised following such termination of employment only to the extent, if any, approved by the Committee or the Board of Directors. If the Committee or the Board of Directors so decides, an option may provide that a leave of absence granted by the Corporation or a Subsidiary is not a termination of employment for the purpose of this subsection 9.3.10, and in the absence of such a provision the Committee or the Board of Directors may in any particular case determine that such a leave of absence is not a termination of employment for such purpose.

           9.4.  Authority of the Committee and the Board of Directors.  The
                 -----------------------------------------------------
     Committee or the Board of Directors shall have the authority, either generally or in particular instances, to waive compliance by a Participant with any obligation to be performed by him under an option and to
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                                     -12-

     waive any condition or provision of an option, except that the Committee and the Board of Directors may not (i) increase the total number of shares covered by the option (except in accordance with Section 11), (ii) reduce the option price per share (except in accordance with Section 11) or (iii) extend the term of the option to more than ten years, subject, however, to the provisions of Section 13.

10.  Terms and Conditions of Tax Offset Payments.
     -------------------------------------------

     10.1.  Amount Payable.  Each person entitled to a Tax Offset Payment shall
            --------------
receive, at the time specified in subsection 10.3 below, an amount of money equal to a percentage (up to the lesser of 150 percent or the applicable percentage as hereinafter defined), determined by the Committee or the Board of Directors at the time the right of the Tax Offset Payment is granted, of the taxable amount realized in connection with the exercise of the option to which the Tax Offset Payment pertains. For purposes of the preceding sentence, the taxable amount realized upon the exercise of an option shall be the excess of
(a) over (b), where little (b) is the aggregate price paid in cash on exercise of the option, and (a) is the adjusted aggregate Fair Market Value of the shares of Common Stock received upon exercise of the option, such adjusted aggregate Fair Market Value to be determined as follows: the number of shares received upon exercise shall first be reduced by a number equal to the number of shares of unencumbered Common Stock (if any) paid as part of the option exercise price, and the net number so arrived at shall then be multiplied by the Fair Market Value of a share of Common Stock measured as of the payment date specified under subsection 10.3. For purposes of this Section, the applicable percentage shall be that percentage which, when applied against the taxable spread realized in connection with the exercise of the option (the "option spread"), provides an amount, after reduction for federal income taxes applicable in respect of such amount, equal to the federal income tax due with respect to the option spread, in each case assuming that the amount or spread subject to tax is taxed as the regular maximum marginal rate applicable to individuals under the Code as in effect for the year in which the income in respect of the option exercise is realized.
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                                     -13-

     10.2.  Conditions of Payment.  In the case of a Participant who is subject
            ---------------------
to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Act"), in respect of the exercise of an option, no Tax Offset Payment shall be made in connection with such exercise unless (i) where the exercise does not occur within a "window period" (as hereinafter defined), the Participant irrevocably commits not to elect under section 83(b) of the Code to have the income in respect of the option exercise realized and measured at the time of exercise, or (ii) where exercise does occur within a "window period" (as hereinafter defined), the Participant either irrevocably commits to elect or irrevocably commits not to elect (under section 83(b) of the Code) immediate realization and measurement of such income. For purposes of the foregoing sentence, a Participant's irrevocable commitment must be made at or prior to exercise of the option and must be made in a form and manner acceptable to the Committee. As used in this subsection, "window period" means a period, determined by the Committee, which satisfies such exercise-period requirements as may at the time of exercise of a stock appreciation right be required to be satisfied, under rules adopted by the Securities and Exchange Commission and then in effect, in order to assure that the exercise of such a right is exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

     10.3.  Time of Payment.  In the case of a Participant described in
            ---------------
subsection 10.2 who commits thereunder not to make an election under section 83(b) of the Code, payment of the amount determined under subsection 10.1 shall be made on, or as soon as practicable following, the date which is six months after the exercise of the option to which the Tax Offset Payment pertains. In the case of a Participant who at time of exercise is not subject to the restrictions of Section 16(b) of the Act, or who is described in subsection 10.2 and commits thereunder to make an election under section 83(b) of the Code, payment of the amount determined under subsection 10.1 shall be made on, or as soon as practicable following, the date of exercise of the option to which the Tax Offset Payment pertains.

     10.4.  Nontransferability.  The right to receive a Tax Offset Payment may
            ------------------
not be transferred apart from the option to which it pertains.
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                                     -14-

11.  Changes in Stock.
     ----------------

     In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock which becomes effective after the adoption of the Plan by the Board of Directors, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which options may thereafter be granted hereunder, (ii) the number and kind of shares of stock or securities remaining subject to each option outstanding at the time of such change and (iii) the option price. The Committee's determination shall be binding on all persons concerned. Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation (other than a merger or consolidation in which the Corporation survives but in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration), any option granted hereunder shall pertain and apply to the securities which a holder of the number of shares of stock of the Corporation then subject to the option would have been entitled to receive, but a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation or in which a majority of its outstanding shares are so converted or exchanged shall cause every option hereunder to terminate; provided that if any such dissolution, liquidation, merger or consolidation is contemplated, the Corporation shall either arrange for any corporation succeeding to the business and assets of the Corporation to issue to the Participants replacement options on such corporation's stock which will to the extent possible preserve the value of the outstanding options or shall make the outstanding options fully exercisable, subject to the provisions of Section 9.3.2, at least 20 days before the effective date of any such dissolution, liquidation or consolidation. The existence of the Plan shall not prevent any such change or other transaction and no Participant thereunder shall have any right except as herein expressly set forth.
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                                     -15-

12.  Employment Rights.
     -----------------

     Neither the adoption of the Plan nor any grant of options or rights in respect of Tax Offset Payments confers upon any employee of the Corporation or a Subsidiary any right to continued employment with the Corporation or a Subsidiary, as the case may be, nor does it interfere in any way with the rights of the Corporation or a Subsidiary to terminate the employment of any of its employees at any time.

13.  Discontinuance, Cancellation, Amendment and Termination.
     -------------------------------------------------------

     The Committee or the Board of Directors, as the case may be, may at any time discontinue granting options or providing for Tax Offset Payments under the Plan and, with the consent of the Participant, may at any time cancel an existing option in whole or in part and grant another option to the Participant for such number of shares as the Committee or the Board of Directors, as the case may be, specifies. The Board of Directors may at any time or times amend the Plan for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law or may at any time terminate the Plan as to any further grants of options, provided that no such amendment shall (a) increase the maximum number of shares available under the Plan except as provided in Section 11, (b) decrease the minimum option price of options thereafter to be granted to less than the Fair Market Value at the time the options are granted, or (c) increase the time limits for granting or exercising options thereafter to be granted.
The Committee may make non-material amendments to the Plan.

14.  Effective Date.
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     The Plan shall become effective upon its adoption by the Board of
Directors, and options may be granted under the Plan from and after the date of such adoption; provided, however, that if prior to January 23, 1987 the stockholders of the Corporation have not approved the Plan, the Plan shall terminate and all options and rights to Tax Offset Payments theretofore granted shall terminate and cease to be of any force or effect.